                                                        "[ ]" indicates that the
                                                   confidential portion has been
                                                    omitted and filed separately
                                                            with the Commission.

                                                                    Confidential
                                                                       Treatment
                                                                       Requested












                      Dated this 17th day of October, 1996


                                     Between


                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD.


                                       AND


                          CHIPS AND TECHNOLOGIES, INC.



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                           AMENDMENT AGREEMENT (NO. 1)
                                       TO
                    DEPOSIT AGREEMENT DATED 16 NOVEMBER 1995



     -----------------------------------------------------------------------

                           AMENDMENT AGREEMENT (NO. 1)


THIS AMENDMENT AGREEMENT (NO. 1) is made the 17th day of October, 1996, by and between:

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD (formerly known as Chartered Semiconductor Manufacturing Pte Ltd), a Singapore corporation having a place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ("CSM"); and

(2) CHIPS AND TECHNOLOGIES, INC., a California corporation having a place of business at 2950 Zanker Road, San Jose, CA 95134, United States of America ("Customer").


WHEREAS


(A) CSM and Customer had entered into a Deposit Agreement dated 16 November 1995 (the "Deposit Agreement") for the purpose of Customer depositing certain funds with CSM and to procure CSM to make available to Customer certain wafer manufacturing capacity.

(B) CSM and Customer hereto are entering into this Amendment Agreement to vary the Deposit Agreement with effect from the date hereof.


NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:


1.       INTERPRETATION

         All terms and references used in the Deposit Agreement and which are defined or construed in the Deposit Agreement but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement.

2.       AMENDMENT TO THE DEPOSIT AGREEMENT

         The Parties agree that with effect from the date of this Amendment Agreement, the Deposit Agreement shall be amended as follows:

         2.1      Clause 1.3 (The Deposit)

                  The entire Clause 1.3 shall be deleted in its entirety and replaced with the following:

                  "1.3 Upon the expiry of the term of this Agreement or the earlier termination thereof in accordance with Clause 5 or Clause 6.2, CSM will return to Customer the Deposit, without interest and subject to any deductions or refunds made by CSM pursuant to the terms of this Agreement."

         2.2      Clause 2 (CSM Supply Commitment)

                  The provisions of Clause 2 shall be amended as follows:

                  i) The word "second" appearing at the end of the fourth line of Clause 2.1 shall be deleted and the word "third" substituted therefor.

                  ii) The word "Clause 8.6" appearing at the third line of Clause 2.4 shall be deleted and the word "Clause 7.6" substituted therefor.

         2.3      Clause 3.3 (Customer Loading Commitment)

                  Clause 3.3 shall be deleted in its entirety.

         2.4      Clause 4 (Liquidated Damages)

                  The heading 4. and Clauses 4.1, 4.2, 4.3, 4.4 and 4.5 shall be deleted in their entirety.

         2.5      Clause 5 (Set Off and Maintenance of Deposit)

                  The provisions of Clause 5 shall be amended as follows:

                  i)       by renumbering the heading 5. as "4.".

                  ii) by deleting Clause 5.1 in its entirety and replacing it with the following new Clause 4.1:

                           "4.1 CSM shall be entitled to deduct from and set-off against the Deposit, any payment falling due and remaining unpaid by Customer under the Foundry Agreement."

                  iii) by deleting Clause 5.2 in its entirety and replacing it with the following new Clause 4.2:

                                                                    Confidential
                                                                       Treatment
                                                                       Requested

                  "4.2 At the end of each calendar quarter, CSM shall issue a written notice to Customer stating the amount of the overdue payments and Customer shall pay the relevant sum to CSM within 30 days of the date of such notice, so as to maintain the Deposit at US$20,000,000.00 less the amounts that may have been refunded by CSM to Customer pursuant to Clause 4.4 or Clause 4.5 below."

         iv) by renumbering Clause 5.3 as Clause "4.3"; by deleting the word "Clause 5.2" appearing in the first line and substituting the word "Clause 4.2" therefor; and by deleting the words "liquidated damages and/or" appearing in the second line.

         v)       by inserting the following new Clauses 4.4 and 4.5:

                  "4.4     From the period:

                           (a)      [                ] provided that (i) the
                                    Customer Actual Loading quantity for each
                                    calendar year is equal to the quantity for
                                    such calendar year specified in Annex B (the
                                    "Customer Loading Commitment"), AND (ii)
                                    Customer pays the Deposit installment(s) in
                                    accordance with the Payment Schedule set out
                                    in Annex A, then CSM will [              ]
                                    Customer the [            ] on [
                                    ] of the year in which Customer has
                                    fulfilled both conditions stated in Clause
                                    4.4(a)(i) and (ii) above.

                                    By way of illustration, if Customer (i)
                                    purchases the quantities for [             ]
                                    as specified in Annex B and (ii) pays the
                                    Deposit installment of [               ] on
                                    [            ], then CSM will [ ] Customer
                                    on [                 ].

                           (b)      [              ] to the expiry of this
                                    Agreement or to such time as the Deposit balance is reduced to zero (whichever is earlier), provided that (i) the Customer Actual Loading quantity for each calendar year is equal to the quantity for such calendar year specified in Annex B (the "Customer Loading Commitment"), AND (ii) Customer has paid the Deposit installment(s) in accordance with the Payment Schedule set out in

                                                                    Confidential
                                                                       Treatment
                                                                       Requested


                                    Annex A, then CSM will [         ] Customer
                                    the [         ] on [           ] of the year
                                    in which Customer has fulfilled both
                                    conditions stated in Clause 4.4(b)(i) and
                                    (ii) above.

                                    By way of illustration, if Customer (i)
                                    purchases the quantities for [          ] as
                                    specified in Annex B and (ii) has paid the
                                    Deposit installments of [ ] each on
                                    [           ], then CSM will [
                                    ] Customer on [                      ].

                  4.5      From the period:

                           (a)      [                ], provided that (i) the
                                    Customer Actual Loading quantity for each
                                    calendar year exceeds the quantity specified
                                    in Annex B (the "Customer Loading
                                    Commitment") for such calendar year by
                                    [                 ] or more, AND (ii)
                                    Customer pays the Deposit installment(s) in
                                    accordance with the Payment Schedule set out
                                    in Annex A, then CSM will [            ]
                                    Customer the [                    ] on
                                    [            ] of the year in which Customer
                                    has fulfilled both conditions stated in
                                    Clause 4.5(a)(i) and (ii) above.

                                    By way of illustration, if Customer (i)
                                    purchases [            ] or more of the
                                    quantities for [             ] as specified
                                    in Annex B and (ii) pays the Deposit
                                    installment of [             ] on
                                    [           ], then CSM will [            ]
                                    Customer on [           ].

                           (b)      [                  ] to the expiry of this
                                    Agreement or to such time as the Deposit
                                    balance is reduced to zero (whichever is
                                    earlier), provided that (i) the Customer
                                    Actual Loading quantity for each calendar
                                    year exceeds the quantity specified in Annex
                                    B (the "Customer Loading Commitment") for
                                    such calendar year by [                ] or
                                    more, AND (ii) Customer has paid the Deposit
                                    installment(s) in accordance with the
                                    Payment Schedule set out in Annex A, then
                                    CSM will [                  ] Customer the
                                    [                    ] on [                ]
                                    of the year in which Customer has
                                    fulfilled both conditions stated in Clause
                                    4.5(b)(i) and (ii) above.

                                                                    Confidential
                                                                       Treatment
                                                                       Requested

                                    By way of illustration, if Customer (i)
                                    purchases [            ] or more of the
                                    quantities for [             ] as specified
                                    in Annex B and (ii) has paid the Deposit
                                    installments of [            ] each on
                                    [                    ], then CSM will
                                    [           ] Customer on
                                    [                     ]."

         2.6      Clause 6 (Term and Termination)

                  The provisions of Clause 6 shall be amended as follows:

                  i)       by renumbering the heading 6. as "5.".

                  ii) by renumbering Clause 6.1 as Clause "5.1"; and by deleting the word "termination" appearing in the second line and substituting the word "terminated" therefor.

                  iii) By deleting the word "Clause 5.2" appearing in the third line of subclause 6.1(a) and substituting the word "Clause 4.2" therefor.

                  iv) By renumbering Clause 6.2 as Clause "5.2"; and by deleting the word "Clause 6.1" appearing in the first line and substituting the word "Clause 5.1" therefor.

         2.7      Clause 7 (Force Majeure)

                  i) The heading 7. and Clause 7.1 shall be renumbered as "6." and Clause "6.1" respectively.

                  ii) Clause 7.2 shall be renumbered as Clause "6.2"; and the word "Clause 7" appearing in the first line shall be deleted and the word "Clause 6" substituted therefor.

         2.8      Clause 8 (Warranty and Indemnity)

                  i) The heading 8. and Clause 8.1 shall be renumbered as "7." and Clause "7.1" respectively.

                  ii) Clause 8.2 shall be renumbered as Clause "7.2"; and the word "Clause 8.4" appearing in the first line shall be deleted and the word "Clause 7.4" substituted therefor.

                  iii) Clauses 8.3, 8.4, 8.5 and 8.6 shall be renumbered as Clauses "7.3", "7.4", "7.5" and "7.6" respectively.

         2.9      Clause 9 (Confidentiality)

                  The heading 9. and Clauses 9.1, 9.2 and 9.3 shall be renumbered as "8.", and Clauses "8.1", "8.2" and "8.3" respectively.

         2.10     Clause 10 (Notices)

                  By amending Clause 10 as follows:

                  i)       By renumbering the heading 10. as "9.".

                  ii) By renumbering Clause 10.1 as Clause "9.1" and by deleting the address and facsimile number for CSM in its entirety and replacing it with the following:

                           "CSM

                           60 Woodlands Industrial Park D, Street 2
                           Singapore 738406
                           Facsimile no:  (65) 3622908
                           Attn:  Mr. Tan Bock Seng
                                    President"

                  iii)     By renumbering Clause 10.2 as Clause "9.2".

         2.11     Clause 11 (Waiver and Remedies)

                  The heading 11. and Clauses 11.1 and 11.2 shall be renumbered as "10.", Clauses "10.1" and "10.2" respectively.

         2.12     Clause 12 (Severance)

                  The heading 12. shall be renumbered as "11.".

         2.13     Clause 13 (Entire Agreement)

                  The heading 13. shall be renumbered as "12.".

         2.14     Clause 14 (Governing Law)

                  The heading 14. shall be renumbered as "13.".

         2.15     Clause 15 (Renewal Option)

                  The heading 15. shall be renumbered as "14.".

3.       SAVING AND INCORPORATION

         3.1 Save as expressly amended by this Amendment Agreement, the terms and conditions of the Deposit Agreement shall continue to be in full force and effect in all other respects.

         3.2 The Deposit Agreement and this Amendment Agreement shall be construed as one document and this Amendment Agreement shall be deemed to be part of the Deposit Agreement. Where the context so permits, references in the Deposit Agreement and in this Amendment Agreement to "the Deposit Agreement" or "this Agreement" shall be read and construed as references to the Deposit Agreement as amended and supplemented by this Amendment Agreement.

4.       GOVERNING LAW

         This Amendment Agreement shall be governed by and construed in accordance with the laws of Singapore. The parties hereby irrevocably submit to the nonexclusive jurisdiction of the courts of Singapore.

IN WITNESS WHEREOF the Parties have hereunto entered into this Agreement the date first above written.

Signed by Tan Bock Seng, President      )
CHARTERED SEMICONDUCTOR        )
MANUFACTURING LTD              )
in the presence of:                     )_______________________




Name:


Signed by_____________________________  )

CHIPS AND TECHNOLOGIES, INC.   )
in the presence of:                     )________________________

WITNESS:

______________________________________
Name: